Exhibit 10.8

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of April 21, 2025 (this “Agreement”) between ABPCIC FUNDING IV, LLC (the “Borrower”), Natixis, New York Branch, in its capacity as Administrative Agent (the “Administrative Agent”), U.S. Bank TRUST COMPANY, National Association, in its capacity as collateral agent and collateral administrator (the “Collateral Agent” and “Collateral Administrator”) and the LENDERS executing this Agreement on the signature pages hereto.

The Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the Collateral Administrator are parties to a Credit Agreement dated as of April 21, 2023 (as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of June 2, 2023, Amendment No. 2 to Credit Agreement dated as of October 17, 2024 and as further amended modified and supplemented and in effect from time to time, the “Credit Agreement”).

The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

A.
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maximum Weighted Average Life Test” and replacing it with the following:

“Maximum Weighted Average Life Test” is a test satisfied on any Measurement Date if the Weighted Average Life of all Collateral Loans as of such date is less than or equal to (a) 7.0 years minus (b) the number of years (rounded to the nearest quarter) that have elapsed since the Closing Date.

B.
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Reinvestment Period” and replacing it with the following:

“Reinvestment Period” means the period from and including the Closing Date to and including the earliest of (a) the date that is 30 months after the Closing Date, (b) the date of the acceleration of the maturity of the Loans or the termination of the Commitments in full pursuant to Section 6.2, (c) any date on which the Borrower or the Collateral Manager reasonably determines that it can no longer acquire, purchase or originate additional Collateral Loans appropriate for inclusion in the Collateral in accordance with the terms of this Agreement and the Collateral Management Agreement (provided that, in the case of this clause (c), an Authorized Officer of the Collateral Manager shall provide a written certification as to such determination to the Agents, the Lenders and DBRS at least five Business Days prior to such date), (d) any date on which the Majority Lenders provide written notice to the Borrower that an event constituting "Cause" as defined in the Collateral Management Agreement has occurred and (e) [Reserved]. If the Reinvestment Period is terminated as a result of clause (e) above, the Majority Lenders may consent to the reinstatement of the Reinvestment Period.

C.
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Stated Maturity” and replacing it with the following:

“Stated Maturity” means October 21, 2033.

Section 3. Representations and Warranties.

(a) Before and after giving effect to the amendment contemplated pursuant to this Agreement, the Borrower represents and warrants that (i) its representations and warranties set forth in Article IV of the Credit Agreement, and in each of the other Loan Documents, that contain materiality or material adverse effect qualifiers, are true and complete, and all other of its representations and warranties set forth in said Article IV, and in each of the other Loan Documents, are true and complete in all material respects, in each case on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made) and (ii) no Default or Event of Default has occurred and is continuing on the part of the Borrower. Immediately before and after giving effect to this Agreement, the Borrower certifies that (1) each of the Loan Documents remains in full force and effect and is the binding and enforceable obligation of the Borrower, in each case, to the extent the Borrower is a party thereto (except for those provisions of any Loan Document not material, individually or in the aggregate with other affected provisions, to the interests of any of the Lenders) and (2) the Eligibility Criteria are satisfied.

(b) The Borrower represents and warrants that this Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

Section 4. Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following condition:

a)
Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Administrative Agent, the Collateral Agent, the Collateral Administrator and the Lenders. The Collateral Manager shall have consented to this Agreement in writing.
b)
Retention Letter. The Retention Provider shall have delivered a refreshed Retention Letter to the Borrower, the Administrative Agent and each Affected Lender.

Section 5. Confirmation of Collateral. The Borrower (a) confirms its obligations with respect to the Collateral, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the pledges set forth in the Loan Documents, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) that are secured by the Collateralthereunder and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of the Loan Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligationsshall remain in full force and effect, and such Obligations shall continue to be entitled to the benefits of the Grant set forth in the Credit Agreement.

Section 6. Direction of Collateral Administrator and Collateral Agent. By executing this Agreement, the Lenders hereby consent to the terms of this Agreement and direct the Collateral Administrator and Collateral Agent to execute and deliver this Agreement, and acknowledge and agree that the Collateral Administrator and Collateral Agent shall be fully protected in relying upon the foregoing consent and direction and hereby release the Collateral Administrator and Collateral Agent and its respective officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction, except as a result of the bad faith, gross negligence or willful misconduct of the Collateral Administrator and Collateral Agent.

Section 7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. THIS AGREEMENT AND ANY RIGHT, REMEDY, OBLIGATION, CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IN ACCORDANCE WITH SECTION 12.5 OF THE CREDIT AGREEMENT, THE BORROWER WILL, PROMPTLY FOLLOWING EXECUTION HEREOF, PROVIDE COPIES OF THIS AGREEMENT TO DBRS. IN ADDITION, THE BORROWER WILL, PROMPTLY FOLLOWING EXECUTION HEREOF, PROVIDE COPIES OF THIS AGREEMENT TO EACH LENDER AND THE AGENTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ABPCIC Funding IV, LLC,

as Borrower

By: AB Private Credit Investors Corporation, its designated manager

By: /s/ Christopher Terry___________________

Name: Christopher Terry

Title: Vice President

NATIXIS, NEW YORK BRANCH,
as Administrative Agent

By:/s/ Yazmin Vasconez_______________
Name: Yazmin Vasconez
Title: Director

By:/s/ Manan Deoja___________________
Name: Manan Deoja
Title: Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent and Collateral Administrator

By:/s/ Scott D DeRoss___________________
Name: Scott D DeRoss

Title: Senior Vice President

Lenders:

NATIXIS, NEW YORK BRANCH,
as Class A-R Lender

By:/s/ Abhishek Shukla________________
Name: Abhishek Shukla
Title: Executive Director

By:/s/ Chris Gilbert ___________________
Name: Chris Gilbert
Title: Managing Director

NATIXIS, NEW YORK BRANCH,
as Class A-T Lender

By:/s/ Abhishek Shukla________________
Name: Abhishek Shukla
Title: Executive Director

By:/s/ Chris Gilbert ___________________
Name: Chris Gilbert
Title: Managing Director

NATIXIS, NEW YORK BRANCH,
as Swingline Lender

By:/s/ Abhishek Shukla________________
Name: Abhishek Shukla
Title: Executive Director

By:/s/ Chris Gilbert ___________________
Name: Chris Gilbert
Title: Managing Director

CONSENTED TO BY:

AB PRIVATE CREDIT INVESTORS LLC,

as Collateral Manager

By:/s/ Christopher Terry________________

Name: Christopher Terry

Title:Assistant Treasurer and Director

CONSENTED TO BY:

AB PRIVATE CREDIT INVESTORS CORPORATION,

as Retention Provider

By:/s/ Christopher Terry________________

Name: Christopher Terry

Title: Vice President